THE TARGET PORTFOLIO TRUST
Large Cap Growth Portfolio

Supplement dated April 15, 2005
to
Prospectus dated February 25, 2005
___________________________________________________________________________

As indicated in the Supplement dated March 18, 2005, the Trust's manager, Prudential Investments LLC (the "Manager") had intended to replace Columbus Circle Investors and Oak Associates, Ltd. as the sub-advisers to the Large Cap Growth Portfolio with Transamerica Asset Management LLC and Goldman Sachs Asset Management LP on or about March 31, 2005.

As of April 13, 2005, the Manager has determined not to proceed with this change of sub-advisers. Shareholders will be notified when a change of sub-advisers will occur once such determination has been made by the Manager. All changes of sub-advisers are subject to approval by the Board of Trustees of the Trust.


TMF158C4